As filed with the Securities and Exchange Commission on June 5, 2002

                                              Securities Act File No. 33-43616
                                      Investment Company Act File No. 811-6449

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   x
               Pre-Effective Amendment No.
               Post-Effective Amendment No. 12                            x
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           x
               Amendment No. 12                                           x

                        (Check appropriate box or boxes)
                           --------------------------
                              FRONTIER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

     101 West Wisconsin Avenue
        Pewaukee, Wisconsin                              53072
(Address of Principal Executive Offices)               (Zip Code)

     Registrant's Telephone Number, including Area Code:  (262) 691-1196

Name and Address of Agent for Service:        Copies of Communications to:
 CSC-Lawyers Incorporating Service              Robert J. Philipp, Esq.
    100 Light Street, 6th Floor                    Kranitz & Philipp
     Baltimore, Maryland 21202                 2230 East Bradford Avenue
                                               Milwaukee, Wisconsin 53211
                 Approximate Date of Proposed Public Offering:
  As soon as practical after the effective date of this Registration Statement

It is proposed that the filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) x on June 6, 2002 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(i) on ------(date)------ pursuant to paragraph (a)(i)
         75 days after filing pursuant to paragraph (a)(2)
         on ------(date)------ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, Registrant has registered an indefinite amount of securities under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its most recent fiscal year ended September 30, 2001 on December 26, 2001.

                              FRONTIER FUNDS, INC.

                             CROSS REFERENCE SHEET
                             (pursuant to Rule 495)

                  FORM N-1A ITEM                           LOCATION
                  --------------                           --------

PART A                                            PROSPECTUS CAPTION
                                                  ------------------
Item l.   Front and Back Cover Pages              Front Cover Page; Back Cover
                                                  Page
Item 2.   Risk/Return Summary; Investments,       Basic Information About the
           Risks and Performance                  Fund; Past Performance; More
                                                  About Investment Strategies
                                                  and Objectives
Item 3.   Risk/Return Summary: Fee Table          Fees and Expenses
Item 4.   Investment Objectives, Principal        Basic Information About the
           Investment Strategies and              Fund; More About Investment
           Related Risks                          Strategies and Objectives
Item 5.   Management's Discussion of              Not Applicable
           Fund Performance
Item 6.   Management, Organization and            Investment Adviser; For
           Capital Structure                      More Information
Item 7.   Shareholder Information                 Pricing and Distribution of
                                                  the Fund; Purchasing Shares;
                                                  Redeeming Shares; Dividends
                                                  Capital Gains Distributions
                                                  and Taxes
Item 8.   Distribution Arrangements               Fees and Expenses; Pricing and
                                                  Distribution of the Fund
Item 9.   Financial Highlights Information        Financial Highlights

PART B                             STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                   -------------------------------------------

Item 10.  Cover Page and Table of Contents        Front Cover Page
Item 11.  Fund History                            General Information and
           History
Item 12.  Description of the Fund and             Investment Objective and
           Its Investment Risks                   Policies; Investment
                                                  Restrictions
Item 13.  Management of the Fund                  Management of Frontier and the
                                                  Fund
Item 14.  Control Persons and Principal           Management of Frontier
           Holders of Securities                  and the Fund
Item 15.  Investment Advisory and Other Services  Investment Adviser;
                                                  Administrator, Transfer Agent
                                                  and Dividend Disbursing Agent;
                                                  Distribution; Custodian,
                                                  Counsel and Independent
                                                  Auditors
Item 16.  Brokerage Allocation and                Portfolio Transactions
           Other Practices
Item 17.  Capital Stock and Other Securities      General Information and
                                                  History
Item 18.  Purchase, Redemption and                Purchase, Redemption and
           Pricing of Shares                      Determination of Net Asset
                                                  Value
Item 19.  Taxation of the Fund                    Dividends, Distributions and
           Their Taxation
Item 20.  Underwriters                            Distribution
Item 21.  Calculations of Performance Data        Performance Measures
Item 22.  Financial Statements                    Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             FRONTIER FUNDS, INC.
                                  FORM N-1A

                              PART A: PROSPECTUS


PROSPECTUS                                                    JUNE 6, 2002


                          THE FRONTIER EQUITY FUND

                                a series of
                        (FRONTIER FUNDS, INC. LOGO)
                         101 West Wisconsin Avenue
                       Pewaukee, Wisconsin 53072-3433
                      (800) 759-6598 or (262) 691-1196

      The FRONTIER EQUITY FUND seeks long-term capital appreciation through investment primarily in the common stock and other equity securities of U.S. companies.

                             TABLE OF CONTENTS

       Basic Information About the Fund .........................  2
       Past Performance .........................................  4
       Fees and Expenses ........................................  5
       More About Investment Strategies and Objectives ..........  6
       Investment Adviser .......................................  7
       Pricing and Distribution of the Fund .....................  7
       Purchasing Shares ........................................  8
       Redeeming Shares .........................................  9
       Dividends, Capital Gains Distributions and Taxes ......... 11
       Financial Highlights ..................................... 12
       Purchase Application ..................................... 13
       For More Information ..............................Back Cover

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER OR NOT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      BASIC INFORMATION ABOUT OF THE FUND

   INVESTMENT OBJECTIVE

   O The primary investment objective of the Frontier Equity Fund ("Fund") is long-term capital appreciation. Production of current income is incidental to this objective.

   PRINCIPAL INVESTMENTS

   O Freedom Investors Corp. ("Adviser") anticipates that, except for temporary periods of defensive investing (as described below), at least 75% of the Fund's assets will be invested in equity securities of U.S. companies. While the Fund may invest in small, medium and large capitalization companies, the Fund will invest primarily in securities of companies having a market capitalization of less than $1 billion (small-cap). The Fund may invest up to 25% of its assets in securities of foreign companies and/or debt securities which are not convertible into common stock or other equity securities.

   O Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations.

   SELECTION OF THE FUND'S INVESTMENTS

   O The Fund invests primarily in common stocks of U.S. companies which the Adviser believes have the potential for significant earnings and/or revenue growth over a three-year to five-year period. The Adviser bases its investment decisions on factors which are unique to a specific company, not upon general economic or market conditions. The Fund may invest in companies of widely varying sizes and in any industry. At any given time, the Fund is likely to hold both "growth" stocks and "value" stocks. While Fund investments are not determined by any single standard or set of criteria, the Adviser will look for the following characteristics, among others, in selecting companies:

         o  above-average growth prospects

         o  excellent management

         o  leading position or product in a rapidly-growing industry

         o  adequate capitalization.

   O In response to adverse market, economic or political conditions, the Fund may take temporary defensive positions in debt securities. The Fund may be unable to achieve its goal of capital appreciation while defensively invested. The Adviser will not resort to defensive investing unless it believes that such action is necessary to minimize losses.

   PRINCIPAL INVESTMENT RISKS

   O The Fund will invest primarily in common stocks. While common stocks have historically outperformed other classes of assets over the long term, they tend to fluctuate in price more dramatically over the shorter term. This price volatility may result from various factors which affect individual companies, certain industries or the securities market as a whole. Because the Fund's investment portfolio is comprised primarily of common stocks, the value of an investment in the Fund will go up and down and investors will make or lose money with these fluctuations.

   O The Fund will generally focus on smaller companies. As compared to larger companies, smaller and less seasoned companies often have more potential for rapid growth. However, they often involve greater risk than larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.
      While these risks cannot be entirely eliminated, the Adviser will try to minimize them by diversifying the Fund's investment portfolio -- spreading the risk by investing in a broad range of stocks.

   O Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a smaller company stock, it may have to sell at a lower price than it would like, or have to sell in smaller quantities over a period of time. The Adviser attempts to minimize this risk by investing in stocks that are easily bought and sold at the time of purchase.

   O Different types of investments shift in and out of favor depending on market and economic conditions. At various times, stocks will be more or less favored than bonds, and small company stocks will be more or less favored than large company stocks. For any given period of time, the performance of the Fund will be better or worse than other types of funds depending on what is in "favor" during that period.

   INVESTOR SUITABILITY

   O  The Fund may be suitable for those investors:

         o  seeking growth of capital

         o who have long-term investment goals and no need for current income

         o willing to accept stock market risk in exchange for the opportunity to achieve higher long-term returns.

   O An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. An investor in the Fund may lose money.


                              PAST PERFORMANCE

   The bar chart and table below show the Fund's annual returns and long-term performance. The bar chart gives an indication of the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year (on a calendar year basis). Results shown on the chart do not include sales charges. If sales charges were reflected, returns would be less than those shown. The table shows how the Fund's average annual returns compare to those reported by the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") and the Russell 2000 Index ("Russell 2000"), both of which are widely-recognized measures of stock performance. Both the chart and the table assume reinvestment of all dividends and capital gain distributions. AS WITH ALL MUTUAL FUNDS, THE PAST PERFORMANCE OF THE FUND IS NOT A PREDICTION OR GUARANTEE OF ITS FUTURE RESULTS.

                       TOTAL RETURN AS OF DECEMBER 31


1992 1<F1>     3.61%
1993         -24.80%
1994         -12.77%
1995          -1.26%
1996         -17.66%
1997         -39.53%
1998         -28.53%
1999          48.88%
2000         -51.51%
2001         -29.81%

---------------
1<F1> Annualized.

   During the period shown on the bar chart above, the Fund's highest total return for a quarter was 104.52%, for the quarter ended March 31, 2000, and the lowest total return for a quarter was -50.15%, for the quarter ended December 31, 2000.

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001


                                                             SINCE INCEPTION
                                    1 YEAR        5 YEARS    (APRIL 1, 1992)
                                    ------        -------    ---------------
The Frontier Equity Fund
  Return Before Taxes              -35.43%        -27.40%        -20.22%
  Return After Taxes
    on Distributions               -35.43%        -27.40%        -20.18%
  Return After Taxes
    on Distributions and
    Sale of Fund Shares            -21.58%        -18.42%        -11.71%
Russell 2000 1<F2>                   1.37%          8.88%          8.88%
S&P 500 2<F3>                      -13.04%          9.15%         11.30%

-------------------------
1<F2> The Russell 2000 is an unmanaged index of 2,000 publicly-traded common stocks of small capitalization U.S. companies. The Russell 2000 assumes the reinvestment of all dividends and/or other income. The results reported by the Russell 2000 have been included to show the performance of small-cap stocks such as those generally held by the Fund.
2<F3> The S&P 500 is an unmanaged index of 500 common stocks which are considered by Standard & Poor's Corporation to represent the performance of the U.S. stock market in general. The S&P 500 assumes the reinvestment of all dividends and/or other income.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                               FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)......................   8.00%
     Maximum Deferred Sales Charge (Load)........................    None
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends.    None
     Redemption Fee..............................................    None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
     Management Fees.............................................   1.00%
     Distribution (12b-1) and/or Service Fees ...................    None
     Other Expenses1<F4>.........................................  32.02%
                                                                  -------
     Total Annual Operating Costs2<F5>...........................  33.02%

-------------------
1<F4>Management believes that the actual operating expenses of the Fund are reasonable and comparable to amounts tipically paid for like services. However, due to the Fund's current size, its expenses represent a higher percentage of total net assets than that generally reported by larger mutual funds.


2<F5>For the Fund's most recent fiscal year, actual total annual operating expenses were less than the percentage shown above due to certain waivers of fees and/or expense reimbursements. These waivers of fees and expense reimbursements were granted voluntarily by the Adviser. Although these waivers can be revoked at any time, the Adviser presently anticipates that this arrangement will continue for the Fund's current fiscal year ending September 30, 2002. After giving effect to waivers by the Adviser of fees and expense reimbursements, the Fund's actual total annual operating expenses for its last fiscal year were 32.02% of average daily net assets.


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that:
      o You invest $10,000 in the Fund for the time periods indicated;
      o Your investment has a 5% return each year;
      o The Fund's operating expenses remain the same; and
      o You redeem your investment at the end of each period.

   Although your actual costs may be higher or lower, under these assumptions, your costs would be:


                  1 Year     3 Years     5 Years     10 Years
                  ------     -------     -------     --------
                  $2,769      $6,266      $8,128      $9,810


                MORE ABOUT INVESTMENT STRATEGIES AND OBJECTIVES


                                INVESTMENT GOAL

   The Fund cannot change its investment goal, which is long-term capital appreciation, without the approval of its shareholders. The Fund might not succeed in achieving its goal.

                              DEFENSIVE INVESTING

   In response to adverse market, economic or political conditions, the Fund may take temporary defensive positions. This means that the Fund will invest in nonconvertible debt securities, including money market instruments (such as U.S. Treasury Bills and commercial paper). These debt securities may be of any maturity and may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities (such as the World Bank) and U.S. and foreign companies. Defensive investing may prevent the Fund from achieving its goal of capital growth. Even when it is not investing defensively, the Fund will hold some cash and/or money market instruments in order to pay its expenses, fund redemptions or take advantage of investment opportunities.

                               PORTFOLIO TURNOVER

   The Fund does not intend to engage in frequent short-term trading to achieve its goal. However, if circumstances warrant, securities will be bought and sold without regard to the length of time held. The Adviser does not anticipate that the Fund's annual portfolio turnover rate will exceed 100%. (An annual portfolio turnover rate of 100% would occur if the Fund replaced securities valued at 100% of average total net assets within a one-year period.) Turnover rate may vary from year to year. Higher turnover (100% or more) will increase transaction costs and may increase short-term capital gains. Payment of these transaction costs will reduce total return. Any distributions to Fund shareholders of short-term capital gains will be taxed at ordinary income rates for federal income tax purposes, not at lower capital gains rates.

                          ADDITIONAL INVESTMENT RISKS

   The Fund could lose money or underperform for the reasons previously described in this section or in the "Basic Information About the Fund" section, or for the following additional reasons:

O Adviser risk. The Adviser's judgments about the value, attractiveness and/or potential appreciation of particular investments proves to be wrong.

O Foreign investment risk. Prices of the Fund's foreign securities may go down due to unfavorable changes in currency exchange rates, government actions, political instability or the more limited availability of information about foreign issuers.

O Interest rate risk. If interest rates go up, bond prices and the value of the Fund's fixed income securities will go down.

O Credit risk. An issuer of a debt security could default on its obligation to pay principal or interest, or its credit rating could be downgraded.

O Liquidity and valuation risks. Securities that were liquid when purchased by the Fund may become temporarily illiquid and difficult to value, particularly in declining markets.

                               INVESTMENT ADVISER

     Freedom Investors Corp., the Adviser, provides continuous investment advice and other portfolio management services to the Fund. Under the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

   Freedom Investors Corp., a registered investment adviser, was established in 1988 and has been the Fund's only investment adviser. The address of the Adviser is:

                           101 West Wisconsin Avenue
                         Pewaukee, Wisconsin 53072-3433

   The Adviser is a wholly-owned subsidiary of Freedom Financial, Inc. James R. Fay, the majority shareholder of Freedom Financial, Inc., is also the President of the Adviser (his principal occupation since 1988) and is responsible for the day-to-day management of the Fund's investment portfolio. Neither the Adviser nor Mr. Fay has advised any other mutual fund.


      The Fund has agreed to pay the Adviser a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily waived payment of its advisory fee since the inception of the Fund. Although this waiver can be revoked at any time, the Adviser plans to continue this arrangement for the Fund's current fiscal year ending September 30, 2002.


   The Adviser may, if it chooses to do so, pay any operating expenses of the Fund which are in excess of the 1.00% advisory fee. These expenses must be the responsibility of the Fund and may include taxes, interest, governmental charges and fees (including the cost of registering the Fund and/or its shares with the Securities and Exchange Commission and the various States), brokerage costs, dues, and all extraordinary costs (including expenses arising out of anticipated or actual litigation or administrative proceedings). Any such expense payments on behalf of the Fund are reimbursable to the Adviser by the Fund. To date, the Adviser has chosen not to accrue or seek reimbursement from the Fund for the payment of any operating expenses.

                      PRICING AND DISTRIBUTION OF THE FUND

                         CALCULATION OF NET ASSET VALUE

   The Fund's net asset value ("NAV") per share is determined by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

   The NAV per share is computed once daily, Monday through Friday, at 3:00 p.m. (Central Time) on days when the Fund is open for business (generally the same days that the New York Stock Exchange is open for trading). Holidays when both the New York Stock Exchange and the Fund are closed are listed in the Fund's Statement of Additional Information.

   Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued. In the event that the security is listed on more than one exchange, the Fund will use the price on that exchange which it generally considers to be the principal exchange on which the stock is traded. If there are no sales, the security is valued by the Fund at its last reported sale price. An unlisted security for which over-the-counter market quotations are readily available is valued by the Fund at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors of the Fund.

                            DISTRIBUTION OF THE FUND

   Shares of the Fund are offered for sale through authorized investment dealers. Freedom Investors Corp., the Adviser, is also the principal underwriter and national distributor ("Distributor") for the Fund. In addition to being a registered investment adviser, Freedom Investors Corp. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. The Distributor selects brokers and other financial professionals to sell shares of the Fund and coordinates their marketing efforts.

      The "offering price" of each share of the Fund includes a sales charge, as follows:

           Sales Charge As a                  Sales Charge As a
           Percentage of the                  Percentage of the
             Offering Price                  Net Amount Invested
             --------------                  -------------------
                 8.00%                              8.70%

Neither dividend reinvestments nor redemptions are subject to the sales charge. The sales charge is paid by the Fund to the Distributor. The Distributor may in turn pay (reallow) all or part of the sales charge to the investment dealer that makes the sale.

                               PURCHASING SHARES

                          HOW TO PURCHASE FUND SHARES

   THE FUND WILL PROCESS PURCHASE ORDERS THAT IT RECEIVES PRIOR TO THE CLOSE OF REGULAR TRADING ON A DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN AT THE NET ASSET VALUE DETERMINED LATER THAT DAY, PLUS THE APPLICABLE SALES CHARGE. THE FUND WILL PROCESS PURCHASE ORDERS THAT IT RECEIVES AFTER THE CLOSE OF TRADING AT THE NET ASSET VALUE DETERMINED AT THE CLOSE OF REGULAR TRADING ON THE NEXT DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN.

O Read this Prospectus carefully.

O Determine how much you want to invest, subject to the following minimums:
      o New accounts            $500
      o Subsequent investments   $50

O Complete the share purchase application in this Prospectus, unless the shares are being purchased by a Fund-sponsored IRA. Purchase applications for use by Fund-sponsored IRAs are available from the Fund or your authorized dealer.

  If you have any questions concerning the purchase of shares (including purchases by retirement plans) or would like to receive an IRA purchase application, please contact the Fund at (800) 759-6598 for assistance.


O Make your check payable to THE FRONTIER EQUITY FUND. All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. U.S. Bank, N.A., the Fund's Custodian, will charge a $20 service fee against the account of any shareholder whose check is returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.


O  Send the application and check to:

      FOR FIRST CLASS MAIL

        The Frontier Equity Fund
        c/o Frontier Funds, Inc.
        Post Office Box 68
        Pewaukee, Wisconsin 53072-0068

      FOR OVERNIGHT COURIER OR
         REGISTERED MAIL

        The Frontier Equity Fund
        c/o Frontier Funds, Inc.
        101 West Wisconsin Avenue
        Pewaukee, Wisconsin 53072-3433

  PLEASE DO NOT SEND YOUR SHARE PURCHASE APPLICATION BY OVERNIGHT COURIER SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

O If you wish to open an account by wire, please call (800) 759-6598 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.


      FUNDS SHOULD BE WIRED TO:
        U.S. Bank, N.A.
        425 Walnut Street
        Cincinnati, Ohio 45202
        ABA 042000013


      CREDIT:
        The Frontier Equity Fund
        Account 8512162

      FURTHER CREDIT:
        The Frontier Equity Fund
        (shareholder account name as registered)
        (shareholder account number)


   You should then promptly send a properly signed share purchase application to either of the mailing addresses listed above. Please remember that U.S.
Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.



   The Fund and U.S., N.A. are not responsible for the consequences of any delays resulting from the banking or Federal Reserve Wire system, or from incorrect or incomplete wiring instructions.


                            OTHER INFORMATION ABOUT
                             PURCHASING FUND SHARES

   The Fund may reject any share purchase applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from an authorized dealer which has an agreement with the Fund. The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.

   The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

      o Traditional IRA
      o Roth IRA
      o Education IRA

   Investors can obtain further information about the automatic investment plan and the IRAs offered by the Fund by calling the Fund at (800) 759-6598. The Fund may be an appropriate investment for retirement plans other than the IRAs offered by it (such as 401(k) plans). However, the Fund does not currently sponsor any plans other than the IRAs listed above. ANY RETIREMENT PLAN OTHER THAN A FUND-SPONSORED IRA SHOULD USE THE PURCHASE APPLICATION INCLUDED IN THIS PROSPECTUS. Please consult with a competent financial and tax advisor and contact the Fund regarding investment by retirement plans.

                              REDEEMING SHARES

     THE FUND WILL PROCESS REDEMPTION ORDERS THAT IT RECEIVES PRIOR TO THE CLOSE OF REGULAR TRADING ON A DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN AT THE NET ASSET VALUE DETERMINED LATER THAT DAY. THE FUND WILL PROCESS REDEMPTION ORDERS THAT IT RECEIVES AFTER THE CLOSE OF TRADING AT THE NET ASSET VALUE DETERMINED AT THE CLOSE OF REGULAR TRADING ON THE NEXT DAY THAT THE NEW YORK STOCK EXCHANGE IS OPEN.

    HOW TO REDEEM SHARES BY MAIL

O Prepare a letter of instructions containing

   o account number(s)
   o the amount of money or number of shares being redeemed
   o the names on the account
   o daytime phone number
   o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.

   Contact the Fund in advance at (800) 759-6598 or (262) 691-1196 if you have any questions.

O Sign the letter of instructions exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

O Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

     o The redemption proceeds are to be sent to an address other than the address of record, or the redemption is requested within 30 days following a change of address.

     o  The redemption proceeds exceed $5,000.

      A notarized signature is not an acceptable substitute for a signature guarantee.

O Send the letter of instructions to:

      FOR FIRST CLASS MAIL
        The Frontier Equity Fund
        c/o Frontier Funds, Inc.
        Post Office Box 68
        Pewaukee, Wisconsin 53072-0068

      FOR OVERNIGHT COURIER OR
        REGISTERED MAIL
        The Frontier Equity Fund
        c/o Frontier Funds, Inc
        101 West Wisconsin Avenue
        Pewaukee, Wisconsin 53072-3433

                         PAYMENT OF REDEMPTION PROCEEDS

   The redemption price per share you receive is the next determined net asset value after The Fund receives your written request in proper form with all required information. The Fund (or its transfer agent) will mail you a check in the amount of the redemption proceeds no later than the seventh day after the Fund receives the written request in proper form with all required information.

                           SYSTEMATIC WITHDRAWAL PLAN

   The Systematic Withdrawal Plan option may be activated if you have a minimum of $10,000 in your Fund account. This option allows you to redeem a specific dollar amount from your account on a regular basis. You may vary the amount or frequency of the withdrawal payments or temporarily discontinue them. For additional information or to request the appropriate form to establish a Systematic Withdrawal Plan, please contact the Fund at (800) 759-6598 or (262) 691-1196.

                        OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares, Fund shareholders should consider the following:

O The redemption may result in a taxable gain.

O Shareholders who redeem shares that are held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions by other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

O The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

O If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     General. The Fund pays distributions to its shareholders from its net investment income and from any net capital gains that it has realized on the sale of securities. These distributions will be declared annually by the Fund, on or before December 31.

   Your distributions will be automatically reinvested in additional shares of the Fund, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. THERE ARE NO FEES OR SALES CHARGES ON REINVESTMENTS.

   Dividends from net investment income or net short-term gains will be taxable (for investors subject to income taxes) as ordinary income, whether paid in cash or in additional shares. Whether paid in cash or additional shares, and regardless of the length of time Fund shares have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, but are not eligible for the dividends-received deduction for corporations. Also, if purchases of shares in a Fund are made shortly before a record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution (for investors subject to tax).

   Distributions declared in October, November or December and made payable to shareholders of record in such a month are deemed to have been received by shareholders on December 31 of such year, so long as the distributions are actually paid before February 1 of the following year. You will be notified each January as to the federal tax status of distributions paid by the Fund. Such distributions may also be subject to state and local taxes.

      Taxes on Transactions. Redemptions of Fund shares are taxable events for federal income tax purposes. Any loss incurred on a sale of the Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gains received with respect to such shares. Starting as of January 1, 2001, sales of certain securities held for more than five years will be taxed at special lower rates. You may also be subject to state and municipal taxes on such redemptions.

   Dividends-Received Deduction for Corporations. Dividends from net investment income and short-term capital gains will generally qualify in part for the 70% dividends-received deduction for corporations. The Fund will send to shareholders a statement each year advising the amount of the dividend income which qualifies for such treatment.

   Withholding. You must certify on your purchase application, or on a separate form supplied by us, that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to backup withholding, or that you are exempt from backup withholding. Otherwise, we are required by federal law to withhold 31% of reportable payments paid to you.

   BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, ALWAYS CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

                              FINANCIAL HIGHLIGHTS

   The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excluding sales charges). This information has been audited by McCurdy & Associates CPA's, Inc., independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, which is available upon request.

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               FOR THE YEARS ENDED SEPTEMBER 30,
                                                ----------------------------------------------------------------
                                                2001           2000           1999           1998           1997
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $ 3.23         $ 2.79         $ 1.58         $ 4.28         $ 6.61
                                               ------         ------         ------         ------         ------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment loss                        (0.54)         (0.66)         (0.67)         (0.58)         (0.59)
     Net realized and unrealized
       gain (loss) on investments               (1.66)          1.10           1.88          (2.12)         (1.74)
                                               ------         ------         ------         ------         ------
          Total from investment
            operations                          (2.20)          0.44           1.21          (2.70)         (2.33)
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                           --             --             --             --             --
     Distributions from
       net realized gains                          --             --             --             --             --
                                               ------         ------         ------         ------         ------
     Total dividends
       and distributions                           --             --             --             --             --
                                               ------         ------         ------         ------         ------
Net asset value, end of period                 $ 1.03         $ 3.23         $ 2.79         $ 1.58         $ 4.28
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return**<F6>                            (68.11%)        15.77%         76.58%        (63.08%)       (35.25%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (in thousands)                                 $194           $785           $490           $256           $856

RATIOS TO AVERAGE NET ASSETS:
Expenses (before reimbursement)                33.02%         16.55%         28.93%         20.72%         13.29%
Expenses (net of reimbursement)                32.02%         15.55%         27.93%         19.72%         12.29%
Net investment income
  (before reimbursement)                      (33.00%)       (16.54%)       (28.93%)       (20.58%)       (13.29%)
Net investment income
  (net of reimbursement)                      (32.00%)       (15.54%)       (27.93%)       (19.58%)       (12.29%)
Portfolio Turnover Rate                        72.63%         82.66%         83.55%         47.78%         74.85%


**<F6> Based on net asset value per share. The Fund's sales charge is not reflected in total return on this table.

                           (THE FRONTIER EQUITY FUND)

                             PURCHASE APPLICATION

    ---  This is a follow-up application to an investment by wire transfer.

Mail to:
        The Frontier Equity Fund
        c/o Frontier Funds, Inc.
        Post Office Box 68
        Pelwaukee, WI 53072-0068

Overnight Express Mail to:
        The Frontier Equity Fund
        c/o Frontier Funds, Inc.
        101 West Wisconsin Avenue
        Pelwaukee, WI 53072-3433

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts. THIS FORM CANNOT BE USED TO ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA). For additional information, or to obtain an IRA application, please call (800) 759-6598 or (262) 691-1196.

------------------------------------------------------------------------------

A. INVESTMENT Please indicate the amount you wish to invest $ ----------- ($500 MINIMUM)

---  By check enclosed payable to THE FRONTIER EQUITY FUND.
---  By wire (call first): (800) 759-6598 or (262) 691-1196 for instructions.
Indicate total amount and date of wire $ ---------------  Date ---------------

------------------------------------------------------------------------------

B. REGISTRATION
---  Individual
                                     CITIZENT OF
---------------- ----------------   -- U.S. -- OTHER   ------------------
NAME             SOCIAL SECURITY#                                BIRTHDATE
                                                                 (Mo/Dy/Yr)

---  Joint Owner*<F7> (cannot be a minor)

                                     CITIZENT OF
---------------- ----------------   -- U.S. -- OTHER   --------------------
NAME             SOCIAL SECURITY#                                BIRTHDATE
                                                                 (Mo/Dy/Yr)

*<F7>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS) unless otherwise specified.

---  Gift to Minors

------------------------------------------   ----   --------------------------
CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)  M.I.   LAST NAME

---------------------------------------   ----   -----------------------------
MINOR'S FIRST NAME (ONLY ONE PERMITTED)    M.I.  LAST NAME

--------------------------   ----------------------------   ------------------
MINOR'S SOCIAL SECURITY #    MINOR'S BIRTHDATE (Mo/Dy/Yr)   STATE OF RESIDENCE

--- Corporation**<F8> (including Corporate Pension Plans),**<F8> Trust, Estate or Guardianship ***<F9>

------------------------------------------------------------------------------
NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)***<F8>

---  Partnership***<F9>

------------------------------------------------------------------------------
NAME OF TRUST/CORPORATION**<F8>/PARTNERSHIP

---  Other Entity***<F9>

----------------------------------------   -----------------------------------
SOCIAL SECURITY #/TAX ID #                 DATE OF AGREEMENT (Mo/Dy/Yr)

**<F8>Corporate Resolution is required. ***<F9>Additional documentation and certification may be requested.

------------------------------------------------------------------------------

C. MAILING ADDRESS

--------------------------------------   -------------------------------------
STREET                                   APT/SUITE

--------------------------------------   -------   ---------------------------
CITY                                      STATE    ZIP

---------------------------------------   ------------------------------------
   DAYTIME PHONE #                         EVENING PHONE #

---  Duplicate Confirmation to:

------------------------------   ----   --------------------------------------
FIRST NAME                       M.I.   LAST NAME

--------------------------------------   -------------------------------------
STREET                                   APT/SUITE

--------------------------------------   -------   ---------------------------
CITY                                      STATE    ZIP

------------------------------------------------------------------------------

D. DISTRIBUTION OPTIONS

Capital gains & dividends will be reinvested if no option is selected.
     --- Capital Gains & Dividends Reinvested
     --- Capital Gains & Dividends in Cash

If the distribution is to be paid in cash, specify payment method below:
     ---  Send check to mailing address in Section C.
     ---  Automatic deposit to my bank account via Electronic Funds Transfer
          (EFT). May take up to 3 business days to reach your bank account (complete bank information following).

Your signed Application must be received at least 15 business days prior to initial transaction.
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

----------------------------------   -----------------------------------------
BANK NAME                             ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS

To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

E.  INVESTMENT DEALER FOR COMPLETION BY YOUR INVESTMENT DEALER


I hereby authorize and direct Freedom Investors Corp. to act as agent for the dealer named below (Dealer) in connection with transactions under the account of the Investor in accordance with the following representations, terms and conditions: The Dealer guarantees the signature(s) of the applicant(s) below (Investor). To the best of the Dealer's knowledge and belief, the Investor is of full age and is legally competent; and the Dealer may lawfully sell securities in the state which the Investor has designated in such Application as his/her/ its mailing address. The Dealer represents that he/she/it has entered into a Selected Dealer Agreement with Freedom Investors Corp., the principal underwritter of the Fund, and appoints Mutual Shareholder Services, LLC as his/her/its agent to execute the purchase transactions in accordance with the terms of the Fronties Equity Fund Purchase Application executed by the Investor and to conform each purchase to the Investor and to the Dealer. Mutual Shareholder Services, LLC will remit monthly to the Dealer the amount of concessions/sales charges payable to such Dealer.


--------------------------------------------------------------------------------
Firm Name                                                  Address

--------------------------------------------------------------------------------
Dealer Number                               Branch Number

--------------------------------------------------------------------------------
Branch Name                                 Authorized Signature

------------------------    ----------------------------------------------------
Representative Number       Represntative Last Name      First Name         M.I.

--------------------------------------------------------------------------------

F. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE

Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRSDOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------   -----------------------------------------------
DATE (Mo/Dy/Yr)                SIGNATURE OF OWNER*<F10>

----------------------------   -----------------------------------------------
DATE (Mo/Dy/Yr)                SIGNATURE OF CO-OWNER, if any

*<F10>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title below.

------------------------------------------------------------------------------
PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY

   The     a series of
 FRONTIER  Frontier Funds, Inc.
  EQUITY   101 West Wisconsin Avenue
   FUND    Pewaukee, Wisconsin 53072-3433
            (262) 691-1196

                              FOR MORE INFORMATION

The following documents contain more information about the Fund and are available free upon request:

O  Annual and Semi-annual Reports to Shareholders
  Additional information about the Fund's investments is available in the Fund's Annual and Semi-annual Reports to Shareholders. These Reports contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

O  Statement of Additional Information (SAI)
  The SAI provides more detailed information about the Fund and is incorporated into this Prospectus by reference.

The SAI and the Annual and Semi-annual Reports may be obtained by contacting:

   THE FRONTIER EQUITY FUND
   C/O FRONTIER FUNDS, INC.
   101 WEST WISCONSIN AVENUE
   POST OFFICE BOX 68
   PEWAUKEE, WISCONSIN 53072
   (800) 759-6598 OR (262) 691-1196

Prospective investors and shareholders who have questions about the Fund may call or write to the Fund at the above telephone number or address.

You may review and copy information about the Fund (including the Fund's SAI and Reports to Shareholders at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Text only copies are available:

O For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-6009.

O  Free from the Commission's Internet website at http://www.sec.gov.

Investment Company Act File No. 811-6449

                             FRONTIER FUNDS, INC.
                                  FORM N-1A

                 PART B:  STATEMENT OF ADDITIONAL INFORMATION

                a series of
    The         Frontier Funds, Inc.
  FRONTIER      101 West Wisconsin Avenue
   EQUITY       Pewaukee, Wisconsin 53072-3433
    FUND        (262) 691-1196


                     STATEMENT OF ADDITIONAL INFORMATION
                                 June 6, 2002



     This Statement of Additional Information is not a Prospectus, but expands upon and supplements the information contained in the Prospectus of the Frontier Equity Fund ("Fund"), a series of Frontier Funds, Inc. ("Frontier"), dated June 6, 2002. The Statement of Additional Information should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus and Annual Report to Shareholders may be obtained free of charge by writing to the Fund at Post Office Box 68, Pewaukee, Wisconsin 53072-0068, or by telephoning the Fund toll free at (800) 759-6598 or in the Milwaukee area (262) 691-1196. Certain information from the Fund's Annual Report to Shareholders is incorporated by reference into this Statement.


                              TABLE OF CONTENTS

     Investment Objective and Policies...............................  2
     Investment Restrictions.........................................  5
     Portfolio Transactions..........................................  6
     Investment Adviser..............................................  7
     Administrator, Transfer Agent and Dividend Disbursing Agent.....  8
     Distribution....................................................  8
     Performance Measures............................................  9
     Purchase, Redemption and Determination of Net Asset Value....... 10
         Purchase of Shares.......................................... 10
         Redemption of Shares........................................ 11
         Net Asset Value............................................. 11
     Management of Frontier and the Fund............................. 12
         Directors and Officers...................................... 12
         Compensation................................................ 13
         Ownership of Management and Principal Shareholders.......... 13
     Dividends, Distributions and Their Taxation..................... 14
     General Information and History................................. 15
     Custodian, Counsel and Independent Auditors..................... 16
     Financial Statements............................................ 16
     Additional Information.......................................... 16


   No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus of the Fund, dated June 6, 2002, and, if given or made, such information or representations may not be relied upon as having been authorized by Frontier or by the Fund.


                      INVESTMENT OBJECTIVE AND POLICIES

     The Frontier Equity Fund ("Fund") is a separate series of Frontier Funds, Inc. ("Frontier"), an open-end, diversified investment management company registered under the Investment Company Act of 1940 ("1940 Act"). This Statement of Additional Information pertains to the Fund only. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective primarily by investing in equity securities of smaller capitalization (less than $1 billion) U.S. companies. The following considerations supplement the information concerning the Fund's investment objective and policies appearing in the Prospectus.

FIXED INCOME SECURITIES

     The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments. In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.

     Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the Fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than scheduled. This typically happens during periods of rising interest rates and prevents the affected Fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

     Money Market Instruments. The Fund may invest in money market instruments, including obligations issued or guaranteed by the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

     High Yield Securities. The Fund will not invest directly more than 5% of its total assets in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Junk bonds are securities rated below the top four bond rating categories of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or another nationally recognized statistical rating organization or, if unrated, determined by the investment adviser to be of comparable credit quality. The foregoing percentage limitation is not considered fundamental and may be changed by the Fund without shareholder approval.

     The high yield, high risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in the Fund's portfolio and their markets, as well as on the ability of securities, issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit-worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

     The prices of high yield, high risk securities may be more or less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

     The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for the Fund to accurately value high yield, high risk securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest in illiquid securities, including certain restricted and private placement securities. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933 ("1933 Act"), and commercial paper offered under Section 4(2) of the 1993 Act are not subject to the Fund's 5% limit on illiquid investments, if they are determined to be liquid.

PORTFOLIO SECURITIES LOANS

     The Fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and
(4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may pay fees in connection with securities loans. Freedom Investors Corp. ("Adviser") will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

REPURCHASE AGREEMENTS

     The Fund may invest in securities subject to repurchase agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

     The Fund may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of the Fund's net asset value to changes in the market prices of the Fund's portfolio securities. However, the Fund will borrow solely for temporary or emergency (and not for leverage) purposes. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of the Fund's total assets.

     Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

FOREIGN SECURITIES

     The Fund may invest a portion of its assets in securities of foreign issuers. These investments may be in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

     Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. These risks include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse governmental actions. Foreign equity markets may be less liquid than United States markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign rates.

     Exchange Rates. Since the Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward or swaps contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

     Exchange Controls. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. It is expected that the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment.

     Limitations of Foreign Markets. There is often less information publicly-available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of the Fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

     Foreign Laws, Regulations and Economies. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

     Foreign Tax Considerations. Income (possibly including, in some cases, capital gains) received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by the Fund will reduce the net income of the Fund available for distribution. Special tax considerations apply to foreign securities.

     Foreign Currency Transactions. The Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, the Fund could, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the Fund could enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

                           INVESTMENT RESTRICTIONS

     The Fund's principal investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or
(b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy.

     The Fund may not (1) with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof; (2) invest 25% or more of the value of its total assets in any one industry; (3) issue senior securities (including borrowing money on margin, entering into reverse repurchase agreements or otherwise) in excess of 5% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuances or in connection with hedging transactions, when-issued and forward commitment transactions and similar investment strategies (the Fund's obligations under the foregoing types of transactions and investment strategies not constituting senior securities); (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements; (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own shares, the Fund may be deemed to be an underwriter; (6) invest for the purpose of exercising control over management of any company; (7) purchase real estate or interests therein other than mortgage-backed securities and similar instruments; (8) purchase or sell commodities or commodity contracts; (9) invest more than 5% of its total assets in restricted and illiquid securities and security units that may not be offered or sold to the public without registration under the Securities Act of 1933;
(10) make any short sale of securities, excluding short selling against the box;
(11) invest more than 5% of its total assets in the securities of unseasoned issuers, to include equity securities of issuers which are not readily marketable; (12) invest in puts, calls, straddles, spreads, and any combination thereof; (13) invest in oil, gas, or other mineral exploration or development programs; or (14) invest more than 10% of its total assets in the securities of one or more investment companies or in one or more real estate investment trusts.

                            PORTFOLIO TRANSACTIONS

     Under the supervision of the Fund's Board of Directors, Freedom Investors Corp., the Adviser, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions. Portfolio turnover will be no more than is necessary to meet the Fund's investment objectives. Under normal circumstances, it is anticipated that the Fund's portfolio turnover will not exceed 100%.

     In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. The Fund, in purchasing and selling portfolio securities, will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with existing circumstances. The Fund does not intend to solicit competitive bids on each transaction.

     The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. Substantially all of the portfolio transactions are through brokerage firms which are members of the New York Stock Exchange which is typically the most active market in the size of the Fund's transactions and for the types of securities predominant in the Fund's portfolio. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere. The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in
Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

     No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by Board of Directors of the Fund It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through broker-dealer firms. However, it may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agents in the purchase of the Fund's shares for their clients.

     Research services furnished by broker-dealers may be useful to the Adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of portfolio brokerage on behalf of other clients.

     When it appears to be in the best interests of its shareholders, the Fund may join with other clients of the Adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

                              INVESTMENT ADVISER

     As set forth in the Prospectus under the caption "Investment Adviser," the investment adviser to the Fund is Freedom Investors Corp. ("Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser ("Advisory Agreement"), the Adviser furnishes continuous investment advisory and portfolio management services to the Fund. The Adviser is controlled by James R. Fay, who owns approximately 88% of the outstanding capital stock of Freedom Financial, Inc., a holding company which owns 100% of the outstanding capital stock of the Adviser. Mr. Fay is also President, Treasurer and a director of Frontier and the Fund.


     Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization. As compensation for the foregoing services, the Adviser is entitled to receive a monthly fee of 1/12 of 1.00% (1.00% per annum) of the daily net assets of the Fund. The Adviser has voluntarily waived payment of its advisory fee since the inception of the Fund. Although this waiver can be revoked at any time, the Adviser presently anticipates that this arrangement will continue for the Fund's current fiscal year ending September 30, 2002.


     The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the 1933 Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of directors who are not affiliated with the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value of Fund shares and repurchasing and redeeming such shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

     The Adviser may, at its own discretion, pay any additional expenses of the Fund which are in excess of the 1.00% advisory fee. These expenses must be (1) reasonable and legitimate and (2) the responsibility and obligation of the Fund, not of the Adviser or any other party. Any such expense payments on behalf of the Fund are reimbursable to the Adviser by the Fund. To date, the Adviser has chosen not to accrue or seek reimbursement from the Fund for the payment of any operating expenses.

     The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually by (1) the directors of the Fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. When approving the Advisory Agreement for fiscal 2002, the Directors, including the Disinterested Directors, considered a number of factors, including: (a) the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Adviser; (b) the rate of the investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; (c) the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its affiliates;
(d) the Adviser's costs in providing the services; (e) economies of scale as they relate to the Adviser; (f) possible alternatives to the investment advisory arrangement with the Adviser; (g) the operating expenses of the Fund; and (h) the policies and practices of the Adviser with respect to portfolio transactions for the Fund.

     The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the directors of the Fund or by vote of a majority of the Fund's shareholders, on sixty days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned. The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

          ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


     The administrator of the Fund is Mutual Shareholder Services, LLC. ("Administrator"), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141. Under an accounting services agreement with the Fund ("Accounting Services Agreement"), the Administrator provides services necessary for the operation of the Fund, including, among other things, (1) preparation of shareholder reports and communications and (2) preparation of certain reports and other filings with the Securities and Exchange Commission and with state securities administrators. Services rendered by the Administrator do not include investment advisory or portfolio management services.



     Mutual Shareholder Services also serves as the Fund's transfer agent and dividend disbursing agent ("Transfer Agent") and performs other shareholder services, pursuant to an agreement with the Fund ("Transfer Agent Agreement").



PAYMENTS UNDER THE ADMINISTRATIVE AGREEMENTS; TERMS.



     The Accounting Services Agreement and the Transfer Agent Agreement are sometimes collectively referred to herein as the "Administrative Agreements." For the fiscal years ended September 30, 2001, 2000 and 1999, the amounts of $38,591, $51,794 and $42,978 were paid, respectively, to the Administrator and Transfer Agent and its predecessor, pursuant to the current Administrative Agreements and earlier like agreements with the Fund's former administrator and transfer agent. Of such amounts, $2,020 was paid to the current Administrator and Transfer Agent, Mutual Shareholder Services, at the combined rate of $1,010 per month for both of the Administrative Agreements, covering services rendered from June 19, 2001 (the effective date of the current Administrative Agreements) through September 30, 2001; the balance of such amounts was paid to the Fund's former administrator and transfer agent. In addition, the Administrator and Transfer Agent are reimbursed by the Fund for reasonable out-of-pocket expenses, as were the Fund's former administrator and transfer agent.



     The Administrative Agreements will each remain in effect for three (3) years commencing June 19, 2001, unless earlier terminated by either party upon 90 days' written notice to the other. The Administrative Agreements provide, respectively, that the Administrator and/or Transfer Agent, as the case may be, shall not be liable to the Fund or its shareholders for any conduct other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.


                                 DISTRIBUTION

     As described in the Prospectus under the caption "Pricing and Distribution of the Fund," the Adviser, Freedom Investors Corp., is also the also the Fund's principal underwriter and national distributor ("Distributor"). Pursuant to an agreement with the Fund ("Distribution Agreement"), the Distributor, as agent, offers the Fund's shares for sale on a continuous basis. The Distributor has agreed to use its "best efforts" to sell Fund shares but is not obligated to sell any specified number or amount of shares. The Distribution Agreement will continue in effect from year to year as long as its renewal is approved at least annually in the same manner as the Advisory Agreement discussed above under the caption "Investment Adviser."


     As compensation for its services rendered and related expenses borne pursuant to the Distribution Agreement, the Distributor receives the sales charges imposed on shares of the Fund and in turn pays (reallows) a portion of such charges to brokers or dealers that have sold the shares (including the Distributor functioning as a dealer). The sales charge reallowed to brokers or dealers that sell shares of the Fund is equal to 7.50% of the offering price (ie., net asset value plus sales charge) per share. Sales charges paid by the Fund totaled $3,968, $57,752 and $8,750 for its fiscal years ended September
30, 2001, 2000 and 1999, respectively. Sales charges retained by the Distributor as underwriter's fees and dealer's selling commissions were, respectively, $233 and $3,735 for fiscal 2001; $1,225 and $18,166 for fiscal 2000; and $516 and $8,234 for fiscal 1999. The remaining sales charges for such years were paid to brokers and dealers not affiliated with the Fund or the Distributor.


                             PERFORMANCE MEASURES

     The Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

PERFORMANCE COMPARISONS

     In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds. The Fund may compare its performance to that of the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Russell 2000 Index, a small company stock index, or the Consumer Price Index. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Performance comparisons should not be considered as representative of the future performance of any Fund.

     Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today, Fortune and Stanger's may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, United Mutual Fund Selector, Louis Rukeyser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Wiesenberger Investment Companies Service and Donoghue's Mutual Fund Almanac.

TOTAL RETURN

     The Fund's .average annual total return. figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis and will (1) assume that all dividends and distributions are reinvested and (2) reflect the maximum applicable sales charge.

     The table below shows the average total return for the Fund for the specified periods.


               Period                                     Average Total Return
               ------                                     ---------------------
One Year - October 1, 2000 through September 30, 2001           (68.11)%
Five Years - October 1, 1996 through September 30, 2001         (31.05)%
Commencement of Operations (April 1, 1992)
  through September 30, 2001                                    (21.28)%


           PURCHASE, REDEMPTION AND DETERMINATION OF NET ASSET VALUE

      Detailed information concerning the purchase and redemption of Fund shares is included in the Prospectus.

      The Fund reserves the right to:

           o Waive or change the minimum investment requirements and/or sales charge with respect to any person or class of persons.

           o Begin a telephone/telegraph redemption service at any time.

           o Begin charging a fee for any telephone/telegraph redemption service and to cancel or change any such service upon at least 15 days' written notice to shareholders.

           o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

           o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

PURCHASE OF SHARES

      The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Fund cannot process transaction requests that are not complete and in good order. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is received by the Fund. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January.

      Normally, the shares that an investor purchases are held by the Fund in an open account, thereby relieving the investor of the responsibility of providing for the safekeeping of a negotiable share certificate. Should an investor want a certificate, one will be issued on request for all or a portion of the whole shares in the account. There is no charge for the first certificate issued. A charge of $5.00 will be made for any replacement certificates issued. In order to protect the interests of the other Fund shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received in full by its custodian, Firstar Bank, N.A.

      If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

      The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the Prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders.

      The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person acceptable to the Fund has indemnified the Fund in writing against losses resulting from the failure of investors to make payment.

REDEMPTION OF SHARES

      The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve Wire systems. The Fund cannot process transaction requests that are not complete and in good order. In addition to other conditions under which signature guarantees are required (as described in the Prospectus under the caption "Redeeming Shares"), the Fund must receive an endorsed share certificate with a signature guarantee where a certificate has been issued.

      The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (x) disposal by the Fund of securities owned by it is not reasonably practicable or (y) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

      The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectus under the caption "Pricing and Distribution of the Fund - Calculation of Net Asset Value" or in this section, and such valuation will be made as of the same time the redemption price is determined.

NET ASSET VALUE

      The Fund's net asset value ("NAV") per share is determined by subtracting from the value of the Fund's total assets the amount of the Fund's liabilities and dividing the remainder by the number of outstanding Fund shares. Each security owned by the Fund is valued as described in the Prospectus under the caption "Pricing and Distribution of the Fund - Calculation of Net Asset Value" or in this section.

      The Fund computes the NAV of its shares once daily on days when the Fund is open for business (generally the same days that the New York Stock Exchange is open for trading). The holidays on which the New York Stock Exchange is scheduled to be closed currently are: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the foregoing holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday. However, the New York Stock Exchange will not close for trading on the Friday preceding or the Monday following a holiday if unusual business conditions exist on the Friday or Monday scheduled for closing (such as the end of a monthly, quarterly or yearly accounting period). If the New York Stock Exchange closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time.

      Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors of the Fund.

      In addition, short-term investments are carried at amortized cost, which approximates market value. Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

                      MANAGEMENT OF FRONTIER AND THE FUND

DIRECTORS AND OFFICERS


     The Board of Directors of Frontier supervises the business activities of the Fund. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Fund's advisor, administrator, fund accountant, transfer agent and custodian. The management of the Fund's day-to-day operations is delegated to its officers, the Fund's advisor and the administrator, subject always to the investment objective and policies of the Fund and to general supervision by the Board of Directors. Each Director serves as a director until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a "family of funds" or a "fund complex", and the only fund overseen by the Board is the Fund. The address of each Director and Officer is c/o Frontier Funds, Inc., 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072-3433.



     The following table provides information regarding each Director who is not an "interested person" of Frontier and the Fund, as defined in the 1940 Act.



                       Position(s) Held
 Name (and               with the Fund               Principal Occupations                    Other Directorships
 Age)                  (and Time Served)              During Past 5 Years                      Held by Director
 ----                  -----------------              -------------------                      ----------------

Kenneth W. Coshun        Director                 Retired (since 1997); President                   None
(Age 69)                 (since 1992)             and Director of Lake Pharmacy
                                                  of Pewaukee, Inc. (from 1958
                                                  to 1997).

Jeffrey S. Ackley        Director                 Certified Public Accountant and                   None
(Age 38)                 (since 1992)             Owner of Ackley & Associates,
                                                  CPAs (since 1991).

Matthew G. Drew          Director                 Owner of Taylor Systems, a                        None
(Age 41)                 (since 1999)             manufacturer's representative
                                                  (since 1995).



      The following table provides information regarding each Director who is an "interested person" of Frontier and the Fund, as defined in the 1940 Act, and each officer of Frontier and the Fund.



                       Position(s) Held
 Name (and               with the Fund               Principal Occupations                    Other Directorships
 Age)                  (and Time Served)              During Past 5 Years                      Held by Director
 ----                  -----------------              -------------------                      ----------------
James R. Fay *<F11>      President, Treasurer     President, Treasurer and a                        None
(Age 46)                 and Director             Director of Frontier (since 1992),
                         (since 1992)             the Adviser, Freedom Investors Corp.
                                                  (since 1989) and Freedom Financial,
                                                  Inc. (since 1986).

Amy L. Siesennop *<F11>  Vice President,          Vice President, Secretary and                     None
(Age 42)                 Secretary                a Director of Frontier (since
                         and Director             1999); various administrative
                         (since 1999)             positions with Frontier and
                                                  registered representative of the
                                                  Adviser, Freedom Investors Corp.
                                                  (since 1996).



*<F11> "Interested person," as defined in the 1940 Act, of Frontier and the Fund because of his or her affiliation with the Adviser, Freedom Investors Corp.



      The audit committee of the Board of Directors of Frontier and the Fund consists of Kenneth W. Coshun, Jeffrey S. Ackley and Matthew G. Drew, all of the Directors who are not "interested persons" of Frontier or the Fund ("Disinterested Directors"). The audit committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; oversees the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acts as a liaison between the Fund's independent auditors and the full Board of Directors. The audit committee held four meetings during the fiscal year ended September 30, 2001.



     The following table provides information regarding shares of the Fund owned by each Director as of September 30, 2001:



                                                 Dollar Range
               Director                         of Fund Shares
               --------                         --------------

          James R. Fay                           $1 - $10,000
          Amy L. Siesennop                           None
          Kenneth W. Coshun                      $1 - $10,000
          Jeffrey S. Ackley                      $1 - $10,000
          Matthew G. Drew                            None



COMPENSATION



      Frontier pays each Disinterested Director an annual fee of $1,000 and $500 for each meeting of the Board of Directors attended by the director, and reimburses directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of Frontier who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from Frontier. Frontier does not maintain any pension or other retirement plan for its directors, officers or employees.



      The following table shows the amounts paid by Frontier and the Fund to Disinterested Directors for the fiscal year ended September 30, 2001:



                                           Aggregate Compensation
                               From Frontier and the Fund For the Year Ended
              Director                       September 30, 2001
              --------                       ------------------

          Kenneth W. Coshun                         $3,000
          Jeffrey S. Ackley                         $3,000
          Matthew G. Drew                           $3,000



OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS



      The officers and directors of Frontier as a group (5 persons) own less than 1% of the shares of the Fund. As of April 30, 2002, the following shareholders held of record 5% or more of the Fund shares then outstanding:
John A. Alford IRA, U.S. Bank, N.A., Custodian, 305 Lakeview Drive, Hartland, Wisconsin 53029 (9.51%); Janice Lynn Griffin, 1177 Lowell Drive, Oconomowoc, Wisconsin 53066 (8.70%); Betty L. Rupprecht, 4605 North 133rd Street, Brookfield, Wisconsin 53005 (7.86%); and Russell J. Bartlein IRA, Firstar Bank, N.A., Custodian, 1234 Kilkee Road, Hartford, Wisconsin 53027 (5.83%).


                  DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

      Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"), has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

      All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that the redeeming shareholder purchases other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis in the new shares purchased.

      U.S. Government Obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements. Investments in GNMA/FNMA securities, bankers, acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

      At the end of each calendar year, the Fund will provide its shareholders with the percentage of any dividends paid that may qualify for tax-free treatment on their personal income tax returns. INVESTORS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE APPLICATION OF STATE AND LOCAL LAWS TO THESE DISTRIBUTIONS. BECAUSE THE RULES ON EXCLUSION OF THIS INCOME ARE DIFFERENT FOR CORPORATIONS, CORPORATE SHAREHOLDERS SHOULD CONSULT WITH THEIR CORPORATE TAX ADVISORS ABOUT WHETHER ANY OF THEIR DISTRIBUTIONS MAY BE EXEMPT FROM CORPORATE INCOME OR FRANCHISE TAXES.

      Dividends-Received Deduction for Corporations. Corporate shareholders should note that a percentage of the dividends paid by the Fund for its most recent calendar year qualified for the dividends-received deduction. In some circumstances, corporate shareholders will be permitted to deduct these qualified dividends, thereby reducing the tax that they would otherwise be required to pay on these dividends.

      The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt-financed.

      The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if Fund shares are debt-financed or held for less than this same 46-day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in a shareholder's alternative minimum taxable income calculation.

      Conversion Transactions. Gains realized by the Fund from transactions that are considered to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

           (1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

           (2) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

           (3) the transaction is one of those specified in U.S. Treasury regulations to be promulgated in the future.

      The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120% of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

      Stripped Preferred Stock. Occasionally, the Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer and must be limited and preferred as to dividends. The difference between the redemption price and purchase price of such stock is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in income for each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

      Defaulted Obligations. The Fund may be required to accrue income on defaulted obligations and to distribute such income even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

                       GENERAL INFORMATION AND HISTORY

     The Fund is a separate series of stock of Frontier. Frontier was incorporated under the laws of Maryland on October 24, 1991 and has an authorized capitalization of 200,000,000 shares of $0.01 par value common stock. Frontier's Board of Directors is empowered to divide the authorized shares into one or more series and to fix the number of shares in each such series. 80,000,000 shares have been allocated to the Fund.

     On certain matters, such as the election of directors, the shares of all series vote together. On other matters affecting a particular series, such as its fundamental policies, only shares of the affected series are entitled to vote. Except for the election of directors (which requires a plurality), a majority of the shares entitled to vote is required for the approval of any matter submitted to a vote of shareholders. A "majority" (as defined in the 1940 Act) is the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares. Shares of all series, when issued and outstanding, have equal voting, dividend, distribution and redemption rights. All shares of Frontier have noncumulative voting rights. This means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so; in that event, the holders of the remaining shares will not be able to elect any directors. All shares when issued are fully paid and non-assessable, and no shares have pre-emptive or conversion rights. Frontier may create other series of stock but will not issue any senior securities.

     The Maryland General Corporation Law permits registered investment companies, such as Frontier, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Frontier will hold annual stockholder meetings only in the years in which directors are required to be elected. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law (such as changing fundamental policies) or upon the written request of at least 25% of the shares outstanding. The Frontier Board of Directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested in writing to do so by the record holders of not less than 10% of all outstanding Frontier shares, and stockholders will receive communication assistance in connection with calling such a meeting, as required by Section 16(c) of the 1940 Act.

                  CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS

CUSTODIAN


     The Fund's assets are held for safekeeping by an independent custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio ("Custodian"). This means the bank, rather than the Fund, has possession of the Fund's cash and securities. The Custodian is not responsible for the Fund's investment management or administration. But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. The Custodian also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses.


COUNSEL

     Kranitz & Philipp, Milwaukee, Wisconsin, are legal counsel to the Fund.

INDEPENDENT AUDITORS

     The Fund's financial statements are audited annually by independent auditors approved by the Board of Directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification. McCurdy & Associates CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145, are the Fund's present independent auditors

                              FINANCIAL STATEMENTS

     The following audited financial statements of the Fund are incorporated herein by reference to the Fund's 2001 Annual Report to Shareholders, as filed with the Securities and Exchange Commission on December 7, 2001:


     Report of Independent Accountants
     Schedule of Investments as of September 30, 2001
     Statement of Assets and Liabilities as of September 30, 2001
     Statement of Operations for the year ended September 30, 2001
     Statements of Changes in Net Assets for the years ended September 30, 2001 and 2000
     Financial Highlights for the years ended September 30, 2001, 2000, 1999,
        1998 and 1997
     Notes to Financial Statements


                             ADDITIONAL INFORMATION

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract, agreement or other document referred to are not necessarily complete. With respect to each such contract, agreement or other document filed as an exhibit to the Fund's registration statement, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.

                                FRONTIER FUNDS
                                  FORM N-1A

                           PART C:  OTHER INFORMATION

ITEM 23. EXHIBITS.

Exhibit
 Number                   Description
 ------                  ------------
 (a)(1)   Articles of Incorporation of the Registrant*<F12>
 (a)(2)   Articles of Amendment of the Registrant*<F12>
    (b)   Bylaws of the Registrant*<F12>
    (c)   None
    (d) Investment Advisory Agreement between the Registrant and Freedom Investors Corp.*<F12>
    (e) Distribution Agreement between the Registrant and Freedom Investors Corp.*<F12>
    (f)   None

    (g)   Custody Agreement between the Registrant and U.S. Bank, N.A.*<F12>


 (h)(1)   Accounting Services Agreement between the Registrant and Mutual
            Shareholder Services, LLC


 (h)(2)   Form of Selected Dealer Agreement*<F12>


 (h)(3)   Transfer Agent Agreement between the Registrant and Mutual
            Shareholder Services, LLC

 (h)(5)   Form of Financial Institution Dealer Agreement**<F13>
    (i)   Opinion and Consent of Kranitz & Philipp, counsel to the Registrant
    (j) Consent of McCurdy & Associates CPAs, independent accountants to the Registrant
    (k)   None
    (l)   None
    (m)   None
    (n)   None
    (o)   None
    (p) Amended and Restated Code of Ethics adopted by the Registrant and Freedom Investors Corp.**<F13>

 *<F12> Incorporated by reference to Post-Effective Amendment No. 9 to the
        Registration Statement of the Registrant on Form N-1A (File No. 33-43616), as filed with the Securities and Exchange Commission on March 31, 1999.


**<F13> Incorporated by reference to Post-Effective Amendment No. 11 to the
        Registration Statement of the Registrant on Form N-1A, as filed with the Securities and Exchange Commission on January 25, 2001.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      Freedom Financial, Inc., a Wisconsin corporation, is a holding company owned approximately 88% by James R. Fay, its President, Treasurer and sole director. Freedom Financial, Inc. owns 100% of the outstanding capital stock of Freedom Investors Corp., which is a Wisconsin corporation and the Fund's Adviser and Distributor. Mr. Fay is the President, Treasurer and a director of the Registrant; he holds the same positions with Freedom Investors Corp. Amy L. Siesennop is a Vice President, the Secretary and a director of the Registrant; she is also employed as a registered general securities principal and representative of Freedom Investors Corp.

ITEM 25.  INDEMNIFICATION.

      Under the terms of the Maryland General Corporation Law and the Registrant's By-Laws, the Registrant shall indemnify any person who was or is a director, officer, or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances. Such determination shall be made
(i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or (ii) if the required quorum is not obtainable or if a quorum of such directors directs, by written opinion of independent legal counsel. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

      Freedom Investors Corp. serves as investment adviser to the Fund. For information as to its business, profession, vocation or employment of a substantial nature, reference is made to the Form ADV of Freedom Investors Corp., as filed under the Investment Advisers Act of 1940 (File No. 801-39223). Also see "Investment Adviser" in the Prospectus and "Management of Frontier and the Fund" in the Statement of Additional Information.

ITEM 27.  PRINCIPAL UNDERWRITERS.

        (a) The principal underwriter of the Fund is Freedom Investors Corp., the Distributor. The Distributor is not a distributor or underwriter for any other investment company at this time. Occasionally, the Distributor could be considered an underwriter for other investment companies when other distributors of other investment companies pay the Distributor 100% of the sales charge on the other unaffiliated investment companies.

        (b) James R. Fay, 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072, is the President, Treasurer and a director of both the Registrant and the Adviser, Freedom Investors Corp.

        (c) Not applicable. The Registrant's only principal underwriter is Freedom Investors Corp., an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


        All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 promulgated thereunder, are in the physical possession of the Fund's Transfer Agent, Mutual Shareholders Services, LLC, located at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or the Fund's Adviser, Freedom Investors Corp., located at 101 West Wisconsin Avenue, Pewaukee, Wisconsin 53072.


ITEM 29.  MANAGEMENT SERVICES.

      There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS.

        (a) The Registrant undertakes to provide its Annual Report to Shareholders without charge to any recipient of its Prospectus who requests the information.

        (b) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the Village of Pewaukee, State of Wisconsin, on June 6, 2002.


                                            FRONTIER FUNDS, INC.

                                              /s/ JAMES R. FAY
                                    By:  ---------------------------
                                          James R. Fay, President

                              POWER OF ATTORNEY

      Each person whose signature appears below on this Registration Statement hereby constitutes and appoints James R. Fay and Kenneth W. Coshun, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.


                 SIGNATURE                              TITLE                           DATE
                 ----------                             -----                          -----
              /s/ JAMES R. FAY                   President, Treasurer               June 3, 2002
----------------------------------------   (Principal Executive, Financial
                James R. Fay                   and Accounting Officer)
                                                     and Director

            /s/ AMY L. SIESENNOP              Vice President, Secretary             June 3, 2002
----------------------------------------             and Director
              Amy L. Siesennop

           /s/ KENNETH W. COSHUN                       Director                     June 3, 2002
----------------------------------------
             Kenneth W. Coshun

           /s/ JEFFREY S. ACKLEY                       Director                     June 3, 2002
----------------------------------------
             Jeffrey S. Ackley

            /s/ MATTHEW G. DREW                        Director                     June 3, 2002
----------------------------------------
              Matthew G. Drew


                           REPRESENTATIONS OF COUNSEL


   We have assisted in the preparation of this post-effective amendment ("Post-Effective Amendment No. 12") to the registration statement on Form N-1A of Frontier Funds, Inc. under the Securities Act of 1933 (File No. 33-43616) and the Investment Company Act of 1940 (File No. 811-06449). We are of the opinion that Post-Effective Amendment No. 12 does not contain any disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.



Dated: June 6, 2002


                                        /s/ Kranitz & Philipp
                                        KRANITZ & PHILIPP

                              FRONTIER FUNDS, INC.
                                   FORM N-1A


                               INDEX TO EXHIBITS

Exhibit
 Number                   Description
 ------                  ------------
 (a)(1)   Articles of Incorporation of the Registrant*<F14>
 (a)(2)   Articles of Amendment of the Registrant*<F14>
    (b)   Bylaws of the Registrant*<F14>
    (c)   None
    (d) Investment Advisory Agreement between the Registrant and Freedom Investors Corp.*<F14>
    (e) Distribution Agreement between the Registrant and Freedom Investors Corp.*<F14>
    (f)   None

    (g)   Custody Agreement between the Registrant and U.S. Bank, N.A.*<F14>


 (h)(1)   Accounting Services Agreement between the Registrant and Mutual
            Shareholder Services, LLC

 (h)(2)   Form of Selected Dealer Agreement*<F14>

 (h)(3)   Transfer Agent Agreement between the Registrant and Mutual
            Shareholder Services, LLC

 (h)(5)   Form of Financial Institution Dealer Agreement**<F15>
    (i)   Opinion and Consent of Kranitz & Philipp, counsel to the Registrant
    (j) Consent of McCurdy & Associates CPAs, independent accountants to the Registrant
    (k)   None
    (l)   None
    (m)   None
    (n)   None
    (o)   None
    (p) Amended and Restated Code of Ethics adopted by the Registrant and Freedom Investors Corp.**<F15>

 *<F14> Incorporated by reference to Post-Effective Amendment No. 9 to the
        Registration Statement of the Registrant on Form N-1A (File No. 33-43616), as filed with the Securities and Exchange Commission on March 31, 1999.


**<F15> Incorporated by reference to Post-Effective Amendment No. 11 to the
        Registration Statement of the Registrant on Form N-1A, as filed with the Securities and Exchange Commission on January 25, 2001.